Total capital is calculated as total equity as shown in the statement of the financial position plus net debt. (Details) - BRL (R$) R$ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Total borrowings and financing (Note 17)	R$ 17,723,836	R$ 17,258,624	R$ 13,244,709	R$ 13,152,796
(-) Cash and cash equivalents (Note 7)	(717,929)	(396,401)
(-) Financial investments (Note 8)	2,433,385	3,411,146
Net debt	14,572,522	13,451,077
Total equity	24,931,859	22,793,704	R$ 21,635,783	R$ 19,551,688
Total capital (shareholders + providers of capital)	R$ 39,504,381	R$ 36,244,781
Leverage ratio	37.00%	37.00%